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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)     September 3, 2004
                                                -------------------------------


                    U.S. Realty Partners Limited Partnership
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             (Exact Name of Registrant as Specified in its Charter)

                     Delaware                                0-15656                                  57-0814502
------------------------------------------ ----------------------------------- ------------------------------------------------
     (State or Other Jurisdiction of            (Commission File Number)            (I.R.S. Employer Identification No.)
             Incorporation)
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                                55 Beattie Place
                                  P.O. Box 1089
                        Greenville, South Carolina 29602
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code       (864) 239-1000
                                                  ------------------------------


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act



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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On September 3, 2004, U.S. Realty Partners Limited Partnership, a
Delaware limited partnership (the "Partnership"), entered into an agreement (the
"Purchase Agreement"), with Twin Lakes Associates, L.P., a Delaware limited partnership (the "Purchaser"), which is an affiliate of the general partners of the Partnership. The Purchaser and the general partners of the Partnership may be deemed to be under common control of Apartment Investment and Management
Company, a Maryland corporation and publicly traded real estate investment trust. Under the terms of the Purchase Agreement, the Purchaser will purchase
Twin Lakes Apartments, a 262-unit apartment complex located in Palm Harbor
Florida (the "Property"), for a gross purchase price of $11,210,472. The
Purchase Agreement is conditioned upon the failure to receive objections to the sale of the Property from limited partners of the Partnership who hold a majority of the units held by all limited partners who are not the general partners or their affiliates.

         The following is a summary of the terms and conditions of the Purchase
Agreement, which may be amended or superseded at any time and from time to time by the parties; provided, however, that if any amendment materially changes the terms or conditions of the sale, the general partners will provide an opportunity for the unaffiliated limited partners to object.

         PURCHASE PRICE. Pursuant to the Purchase Agreement, the purchase price is $11,210,472. The purchase price is subject to prorations and adjustments at the Closing (as defined below) as provided in the Purchase Agreement.

         EXISTING LOAN. Up until the Closing Date, the Partnership is responsible for all principal payments required to be paid under the Partnership's note, together with all interest accrued. The Purchaser will be responsible for the payment of all principal required to be paid from and after the Closing, together with all interest accruing under the Partnership's note, in accordance with the terms and conditions set forth in the Purchase Agreement.

         TITLE. The Purchaser may cause title to the Property to be examined at its sole cost and expense. The Purchaser agrees to accept the following exceptions to the title to the Property: (i) all exceptions to title to the land shown on any title examination which the Purchaser obtains; (ii) all leases and any other occupancy, residency, lease, tenancy and similar agreements entered into in the ordinary course of business; and (iii) all assignments, levies and ad valorem taxes related to the real and personal property constituting the Property.

         CLOSING. The closing of the sale is to occur as promptly as possible after the satisfaction or waiver of all of the conditions to closing contained in the Purchase Agreement (the "Closing Date"). The Purchaser has the right to extend the Closing Date in its sole discretion for up to two hundred seventy
(270) days. At any time prior to the Closing Date, either party may terminate the Purchase Agreement, in each case acting in



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their sole discretion and for any reason or no reason, upon written notice. In such case, the Purchase Agreement and the transactions contemplated thereby will be terminated without liability on the part of either party.

         COSTS AND FEES. The Purchaser will pay the cost of all transfer, sales, use and excise taxes and recording costs and all other closing costs and fees with respect to the Closing Date.

         REPRESENTATIONS AND WARRANTIES. The Partnership made limited representations and warranties to the Purchaser in the Purchase Agreement, including representations and warranties as to, among other things, the Partnership's organization, power and authority to enter into and complete transactions, title matters, possession of Property, and commissions. The
Purchaser has made limited representations and warranties to the Partnership including representations and warranties as to, among other things, its organization, power and authority, absence of litigation and claims, and commissions.

         CONDITIONS TO CLOSING. The Purchaser's obligation to close under the Purchase Agreement is subject to the fulfillment in all material respects of the following conditions precedent to the Closing Date: (a) delivery of all documents required to be delivered by the Partnership pursuant to the terms and conditions of the Purchase Agreement; (b) the truth of each of the Partnership's representations and warranties as of the Closing Date in all material respects;
(c) the Partnership's compliance with and performance of the Partnership's covenants, terms, and conditions under the Purchase Agreement; (d) obtaining of the consent or approvals of any federal or state authorities having jurisdiction over Property, to the extent required; and (e) prior written consent or approval by the lender of the assumption of the mortgage indebtedness secured by the Property and of the sale, and all other required consents and approvals to the sale have been obtained, on terms and conditions reasonably acceptable to the Purchaser.

         The Partnership's obligation to close under the Purchase Agreement is subject to the fulfillment of the following conditions precedent to the Closing
Date: (i) the truth of each of the Purchaser's representations and warranties as of the Closing Date and as of the effective date in all material respects; (ii) the Purchaser's compliance with and performance of the Purchaser's covenants, terms, and conditions under the Purchase Agreement; (iii) receipt by the Partnership of all consents and approvals to the consummation of the transactions (a) of the Partnership's partners, including the failure of limited partners to object to the sale, (b) that are required by law, or (c) that are required by the partnership agreement, as amended; and (iv) obtaining of the consent or approvals of any federal or state authorities having jurisdiction over the Property, to the extent required.

         RISK OF LOSS. The risk of loss or damage to the Property by reason of any insured or uninsured casualty during the period through and including the Closing Date will be borne by the Partnership. The Partnership must maintain all of its existing insurance coverage on Property in full force and effect until the Closing Date, without material modification. In the event of any material damage to or destruction of the Property or



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any portion, the Purchaser may, at its option, by notice within ten (10) days after the Purchaser is notified of such material damage or destruction: (i) unilaterally terminate the Purchase Agreement, or (ii) proceed under the Purchase Agreement with no reduction in the purchase price, receive any insurance proceeds, together with the amount of any deductible with respect to such insurance proceeds, and assume responsibility for repair of the Property.
If the Property is not materially damaged, then the Purchaser may not terminate the Purchase Agreement, but all insurance proceeds, together with the amount of any deductible with respect to the insurance proceeds, will be paid or assigned to the Purchaser and the Purchaser will assume responsibility for repair.
"Material damage" means damages reasonably exceeding $500,000 to repair, as determined by an independent insurance claims adjuster doing business in the county in which the Property is located, which claims adjuster must be reasonably satisfactory to the Partnership and the Purchaser.

         CLOSING DELIVERIES. At the Closing Date, the Partnership must deliver to the Purchaser, among other things: (i) a bill of sale executed by the Partnership; (ii) a general assignment executed by the Partnership; (iii) a release and assumption agreement relating to the mortgage documents executed by the Partnership; (iv) a closing statement executed by the Partnership; (v) a certification of the Partnership's non-foreign status; (vi) any other items including, without limitation, leases, property contracts, lease files, key, and books and records (in each case in the Partnership's possession and control);
and (vii) such other documents reasonably necessary to consummate the transactions contemplated by the Purchase Agreement.

         The Purchaser must deliver to the Partnership at the Closing Date, among other things: (i) the Property purchase price; (ii) a closing statement executed by the Purchaser; (iii) a countersigned counterpart of the bill of sale by the Purchaser; (iv) a general assignment countersigned by the Purchaser; (v) a countersigned counterpart by the Purchaser of the release and assumption agreement; and (vi) such other documents reasonably necessary to consummate the transactions contemplated by the Purchase Agreement.

         ASSIGNMENT. The Purchase Agreement is not assignable by either party without first obtaining the prior written approval of the non-assigning party;
provided that either party has the right to assign the Purchase Agreement to an affiliate without the consent of the other party.

         TERMINATION. At any time prior to Closing, either party may terminate the Purchase Agreement, in each case acting in their sole discretion and for any reason or no reason, upon written notice. In such case, the Purchase Agreement and the transactions contemplated will be terminated without liability on the part of either party.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)(1) Purchase and Sale Contract, dated September 3, 2004, between U.S. Realty
Partners Limited Partnership and Twin Lakes Associates, L.P.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 7, 2004             U.S. REALTY PARTNERS LIMITED
                                    PARTNERSHIP

                                    By: U.S. Realty I Corporation, its
                                        corporate general partner

                                    By: AIMCO Properties, L.P., its
                                        general partner

                                        By: AIMCO-GP, Inc., its general
                                            partner

                                    By:     /s/ Martha L. Long
                                       -----------------------------------------
                                       Martha L. Long, Senior Vice President
                                       of each of the foregoing entities